Exhibit 3.46

CONSENT TO USE OF SIMILAR NAME
DSCB: 17.3 (Rev 91)

Pursuant to 19 Pa. Code § 17.3 (relating to use of a confusingly similar name) the undersigned association, desiring to consent to the use by another association of a name which is confusingly similar to its name, hereby certifies that:

1.	The name of the association executing this Consent to Use of Similar Name is: Brandywine TB I, L.L.C.

2.	The (a) address of this association’s current registered office in this Commonwealth or (b) name of its commerical registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

(a)	16 Campus Blvd.,	Newtown	PA	19073	Delaware

	Number and Street	City	State	Zip	County
	c/o:

(b)
Name of Commercial Registered Office Provider	County

For an association represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the association is located for venue and official publication purpose.

3.	The date of its incorporation or other organization is: October 31, 1997

4.	The statute under which it was incorporated or otherwise organized is: 15 Pa C.S. Section 8511

5.	The association(s) entitled to the benefit of this Consent to Use of Similar Name is (are):

Brandywine TB I, L.P.

6.	A check in this box indicates that the association executing this Consent to Use of Similar Name is the parent or affiliate of a group of associations using the same name with geographic or other designations, and that such association is authorized to and does hereby act on behalf of all such affiliated associations, including the following (see 19 Pa. Code § 17.3(c)(6)):

IN TESTIMONY WHEREOF, the undersigned association has caused this consent to be signed by a duly authorized officer thereof this 31st day of October 1997.

Brandywine TB I, L.L.C.

(Name of Association)

BY:	/s/ Gerard H. Sweeney

(Signature)

TITLE:	Gerard H. Sweeney, President

Microfilm Number	Filed with the Department of State on OCT 31, 1997

Entity Number 2782869	XXXXXX
Secretary of the Commonwealth

CERTIFICATE OF LIMITED PARTNERSHIP
DSCB: 15.8511 (Rev 91)

In compliance with the requirements of 15 Pa.C.S. § 8511 (relating to certificate of limited partnership), the undersigned, desiring to form a limited partnership, hereby certifies that:

1.	The name of the limited partnership is: Brandywine TB I, L.P.

2.	The (a) address of this limited partnership’s initial registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is:

(a)		16 Campus Blvd.,	Newtown	PA	19073	Delaware

	Number and Street		City	State	Zip	County
	c/o:
(b)
		Name of Commercial Registered Office Provider				County

For a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the limited partnership is located for venue and official publication purposes.

3.	The name and business address of each general partner of the partnership is:

Name Address

Brandywine TB I, L.L.C. 16 Campus Blvd.,

Newtown, PA 19073

4.	(Check, and if appropriate complete, one of the following):

The formation of the limited partnership shall be effective upon filing this Certificate of Limited Partnership in the Department of State.

The formation of the limited partnership shall be effective on at
Date Hour

5.	The specified effective date, if any, is: N/A
month day year hour, if any

IN TESTIMONY WHEREOF, the undersigned general partner(s) of the limited partnership has (have) executed this Certificate of Limited Partnership this 31st day of October, 1997.

By:	Brandywine TB I, L.P.

By:	/s/ Gerard H. Sweeney

	(Signature)	(Signature)

Gerard H. Sweeney, President and CEO

	(Signature)	(Signature)

Microfilm Number	Filed with the Department of State on UNREADABLE TEXT

Entity Number 2782869	XXXXXX
Secretary of the Commonwealth

STATEMENT OF CORRECTION
DSCB: 15.138 (Rev 91)

In compliance with the requirements of 15 Pa.C.S. § 138 (relating to statement of correction, the undersigned, associate or other person, desiring to correct an inaccurate record of corporate or other action or correct defective or erroneous execution of a document, hereby states that:

1.	The name of the association or other person is: Brandywine TB I, L.P.

2.	The (a) address of this association’s current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

(a) 16 Campus Blvd., Suite 150, Newtown Square Corporate Campus, PA 19073 Delaware

Number and Street City State Zip County

(b) c/o

Name of Commercial Registered Office Provider

For an association represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the association is located for venue and official publication purposes.

3.	The statute by or under which it was incorporated or the preceding filing was made, in the case of a filing that does not constitute a part of the articles of incorporation of a corporation, is: 15 PA C.S. Sec. 8511

4.	The inaccuracy or defect, which appears in Department of State form DSCB: 15 - 8511 (Rev 91) filed on Oct. 31, 1997 and recorded in Roll and Film Number 9780-261 et seq. is: The name of the general partner who executed the Certificate was incorrectly typed as “Brandywine TB I, L.P.”

5.	(Check one of the following):

The portion of the document requiring correction in corrected form is set forth in Exhibit A attached hereto and made a part hereof.

The original document to which this statement relates shall be deemed reexecuted.

The original document to which this statement relates shall be deemed stricken from the records of the Department.

IN TESTIMONY WHEREOF, the undersigned association or other person has caused this statement to be signed by a duly authorized officer thereof or otherwise in its name this 14th day of December, 1997.

Brandywine TB I, L.L.C.

BY:	/s/ Gerard H. Sweeney

(Name)

Gerard H. Sweeney President and CEO
BY:
(Signature)

TITLE:

STATEMENT OF CORRECTION
OF
CERTIFICATE OF LIMITED PARTNERSHIP OF

BRANDYWINE TB I, L.P.

EXHIBIT A

The signature line of the Certificate of Limited Partnership should correctly read as follows:

IN WITNESS WHEREOF, the undersigned general partner of the limited partnership has executed this Certificate of Limited Partnership this 31st day of October, 1997.

BY:      Brandywine TB I, L.L.C.

BY:     /s/ Gerard H. Sweeney
           _______________________________
           Gerard H. Sweeney, President and CEO

PENNSYLVANIA DEPARTMENT OF STATE CORPORATION BUREAU

Certificate of Amendment-Domestic (15 Pa.C.S)
Entity Number 2792869

Limited Partnership (§ 8512)
Limited Liability Company (§ 8951)

Name	PEPPER HAMILTON LLP			Document will be returned to the name and address you enter to the left.

Address	200 ONE KEYSTONE PLAZA NORTH FRONT AND MARKET STREETS P.O. BOX 1181 HARRISBURG, PA 17108-1181

	City	State	Zip Code

Fee: $52	Filed in the Department of State on Jun 06 2002

XXXXXX

ACTING Secretary of the Commonwealth

In compliance with the requirements of the applicable provisions (relating to certificate of amendment), the undersigned, desiring to amend its Certificate of Limited Partnership/Organization, hereby certifies that:

1.	The name of the limited partnership/limited liability company is: Brandywine T B I, L.P.

2.	The date of filing of the original Certificate of limited Partnership/Organization: Oct. 31, 1997

3.	Check and if appropriate complete one of the following:

The amendment adopted by the limited partnership/limited liability company, set forth in full, is as follows:

The amendment adopted by the limited partnership/limited liability company, is set forth in full in Exhibit A attached hereto and made a part hereof.

4.	Check and if appropriate complete one of the following:

The amendment shall be effective upon filing this Certificate of Amendment in the Department of State.

The amendment shall be effective on _______ at ______ Date Hour

5.	Check if the amendment restates the Certificate of Limited Partnership/Organization:

The restated Certificate of Limited Partnership/Organization supersedes the original Certificate of Limited Partnership/Organization and all previous amendments thereto.

IN TESTIMONY WHEREOF, the undersigned limited partnership/limited liability company has caused this Certificate of Amendment to be executed this 4th day of June, 2002 Brandywine TB I, L.P.
Name of Limited Partnership/Limited Liability Company XXXXXX
Signature
Secretary of Brandywine TB I, LLC,

Title
General Partner

EXHIBIT A

TO CERTIFICATE OF AMENDMENT

BRANDYWINE TBI, L.P.

Article 4 of the Certificate of Limited Partnership shall be amended, so that, as amended, Article 4 shall read as follows:

“Article 4. The address of this limited partnership’s registered office in this Commonwealth is: 401 Plymouth Road, Suite 500, Plymouth Meeting, PA 19462, Montgomery County.”

Article 6 of the Certificate of Limited Partnership shall be amended, so that, as amended, Article 6 shall read as follows:

“Article 6. The name and business address of each general partner is: Brandywine TB I, L.L.C., 401 Plymouth Road, Suite 500, Plymouth Meeting, PA 19462, Montgomery County.”

Article 7 of the Certificate of Limited Partnership shall be amended, so that, as amended, Article 7 shall read as follows:

“Article 7. The address of the office at which is kept a list of the names and addresses of the limited partners and their capital contributions is: 401 Plymouth Road, Suite 500, Plymouth Meeting, PA 19462, Montgomery County.”